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                                                                 EXHIBIT 10(a)

                                AMENDMENT TO THE
                        AMENDED AND RESTATED STOCK OPTION
                      PLAN FOR EXECUTIVE AND KEY EMPLOYEES
                                       OF
                                THE SANDS REGENT


         This Amendment to the Amended and Restated Stock Option Plan for Executive and Key Employees of The Sands Regent (the "Amendment") is adopted by The Sands Regent, a Nevada corporation (the "Company"), effective as of November 3, 1997; subject to receipt of required shareholder approval.

                                    RECITALS
                                    --------

         A. The Amended and Restated Stock Option Stock Plan for Executive and Key Employees of The Sands Regent (the "Restated Plan") was adopted by the Board of Directors of the Company (the "Board") on September 16, 1992 and approved by the shareholders of the Company on November 2, 1992.

         B. On February 26, 1993, the Company effected a 100% stock dividend which, pursuant to the terms of the Restated Plan, resulted in an increase in the number of shares of the Company's Common Stock reserved for issuance under the Restated Plan from 250,000 shares to 500,000 shares.

         C. On August 4, 1997, the Restated Plan was amended by the Board, subject to shareholder approval, to (i) increase the number of shares of the Company's common stock reserved for issuance under the Restated Plan from 500,000 shares to 800,000 shares, (ii) extend the expiration of the period during which options to purchase Common Stock may be granted under the Restated Plan from September 16, 2002 to August 4, 2007 and (iii) delete all reference to "Special Committee" and instead provide that all Option


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grants to Officers be in compliance with Rule 16b-3 and related rules, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended.

                                   AMENDMENTS
                                   ----------

         The Restated Plan is hereby amended as follows:

         1. Section 1.13 of the Restated Plan is hereby amended to read in its entirety as follows:

        Section 1.13 - Plan

                  The "Plan" shall mean this Amended and Restated Stock Option Plan for Executive and Key Employees of The Sands Regent, as amended from time to time.

         2. Section 1.16 of the Restated Plan entitled "Special Committee" is hereby deleted in its entirety.

         3. Section 2.1 of the Restated Plan is hereby amended to read in its entirety as follows:

         Section 2.1 - Shares Subject to Plan

                  The shares of stock subject to Options shall be shares of the Company's common stock, par value $.05 per share (the "Common Stock"). The aggregate number of shares of Common Stock which have been or may be issued upon exercise of Options shall not exceed 800,000.

         4. Section 3.3(c) of the Restated Plan is hereby amended to read in its entirety as follows:

                  Notwithstanding the foregoing, Options may not be granted to executive or Key Employees who are then Officers unless such grants comply with the

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         applicable requirements of Rule 16b-3 and related applicable rules, as amended from time to time, promulgated under Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

         5. The first sentence of Section 6.1 of the Restated Plan is hereby amended to read in its entirety as follows:

                  The Stock Option Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two (2) or more Directors, appointed by and holding office at the pleasure of the Board.

         6. Section 6.4 of the Restated Plan entitled "Special Committee" is hereby deleted in its entirety.

         7. The last sentence of Section 7.2 of the Restated Plan is hereby amended to read in its entirety as follows:

                  No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after August 4, 2007.




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         I hereby certify that the foregoing Amendment to the Amended and
Restated Stock Option Plan for Executive and Key Employees of The Sands Regent was duly adopted by the Board of Directors of the Company as of August 4, 1997.

         Executed this 4th day of November 1997.


                                         /s/ PETE CLADIANOS III
                                         --------------------------------------
                                         Pete Cladianos III
                                         Executive Vice President and Secretary


Corporate Seal


         I hereby certify that the foregoing Amendment to the Amended and Restated Stock Option Plan for Executive and Key Employees of The Sands Regent was duly adopted by the Board of Directors of the Company on November 3, 1997.

         Executed this 4th day of November 1997.


                                         /s/ PETE CLADIANOS III
                                         --------------------------------------
                                         Pete Cladianos III
                                         Executive Vice President and Secretary








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